Certificate of Cancellation



          Pursuant to Section 17-203 of the Delaware Code
          Filed in the Office of the Secretary of State





                Far West Electric Energy Fund, L.P.
                (Name of the Limited Partnership)


                    921 Executive Park Drive
                   Salt Lake City, Utah 84117
                       (801) 268-4444
            (Address and phone of principal offices)


                        November 1, 1991
     (Date of filing of Certificate of Limited Partnership)


    The Partnership has sold its assets, paid its creditors,
       distributed the proceeds of sale to the partners, dissolved, wound up, and terminated.

       (The reason for filing the certificate of cancellation)


                       December 20, 1996
                 (Effective date of cancellation)


               Dated this 20th day of December, 1996
               Far West Electric Energy Fund, L.P.
           By: Far West Capital, Inc., General Partner

               _/s/_________________________________
               Thomas A. Quinn, Vice President